                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 21, 2003
                                                --------------------------------

                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-23486                 62-1096725
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                    37604
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (423) 743-9151
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

     (c)   EXHIBITS. The following exhibits are filed herewith:

     99.1       Press Release dated November 21, 2003.

Item 12.   Results of Operations and Financial Condition.

On November 21, 2003, the Company issued a press release announcing that it had delayed the filing of its third quarter 10-Q, confirming previously announced third quarter operating results and providing abbreviated qualitative information. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: November 21, 2003

                                       NN, INC.

                                       By: /s/ William C. Kelly, Jr.
                                           -------------------------------------
                                           William C. Kelly, Jr.,
                                           Secretary, Treasurer and Chief
                                           Administrative Officer